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                                                                      EXHIBIT 23




               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-3, No. 333-47959) of Southern Natural Gas Company and in the related Prospectus and Prospectus Supplement of our report dated January 19, 1999, with respect to the consolidated financial statements of Southern Natural Gas Company included in the Annual Report (Form 10-K) for the year ended December 31, 1998.




Birmingham, Alabama                         Ernst & Young LLP
March 19, 1999